UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2008

BJ'S RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7755 Center Avenue, Suite 300 Huntington Beach, CA 92647
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 500-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A, Amendment No. 1, amends the Current Report on Form 8-K filed on January 7, 2008. Due to a clerical error, the original Form 8-K incorrectly classified the disclosure under Item 8.01 (Other Events) rather than Item 2.02 (Results of Operation and Financial Condition). This amendment sets forth the identical disclosure information as the original filing but categorizes the disclosure under Item 2.02 rather than Item 8.01.

Item 2.02     Results of Operations and Financial Condition.

On January 7, 2008, BJ's Restaurants, Inc., a California corporation (the "Registrant"), issued a press release titled, "BJ's Restaurants, Inc. To Present At The 6th Annual Cowen and Company Consumer Conference; Also Reports Preliminary Unaudited Revenues For the Fourth Quarter of 2007."

The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1. The information in this Form 8-K and Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibit No.	Description

99.1		Press Release dated January 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC.

Date:	January 7, 2008	By:	/s/ Gerald W. Deitchle
Gerald W. Deitchle,
Chief Executive Officer, President and Director

		By:	/s/ Gregory S. Levin
Gregory S. Levin,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 7, 2008